SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-12

                             Admiralty Bancorp, Inc.
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)      Title of each class of securities to which transaction applies:
                 ---------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 ---------------------------------------------------------------

         4)      Proposed maximum aggregate value of transaction:
                 ---------------------------------------------------------------

         5)      Total fee paid:
                 ---------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
                 ---------------------------------------------------------------

         2)      Form, Schedule or Registration Statement No.:
                 ---------------------------------------------------------------

         3)      Filing Party:
                 ---------------------------------------------------------------

         4)      Date Filed:
                 ---------------------------------------------------------------

                             ADMIRALTY BANCORP, INC.
                               4400 PGA Boulevard
                        Palm Beach Gardens, Florida 33410

                                                                 October 2, 2000

Dear Admiralty Bancorp, Inc. Stockholder:

         You are cordially invited to attend a special meeting of the stockholders (the "Special Meeting") of Admiralty Bancorp, Inc. (the "Company") to be held on November 3, 2000 at 10:00 a.m. at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

         At the Special Meeting, stockholders will be asked to: (1) approve the Admiralty Bancorp, Inc. 2000 Stock Option Plan, and (2) approve a Certificate of Amendment to the Certificate of Incorporation for the Company.

         The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                           Sincerely yours,


                                           /S/ BRUCE A. MAHON
                                           -------------------------------
                                           BRUCE A. MAHON
                                           Chairman of the Board

                             ADMIRALTY BANCORP, INC.
                               4400 PGA Boulevard
                        Palm Beach Gardens, Florida 33410

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 3, 2000

         Notice is hereby given that a Special Meeting of stockholders (the "Special Meeting") of Admiralty Bancorp, Inc. (the "Company") will be held at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410, November 3, 2000 at 10:00 a.m. for the purpose of considering and voting upon the following matters:

         1.  Approval of the Admiralty Bancorp, Inc. 2000 Stock Option Plan.

         2. Approval of the Certificate of Amendment to the Certificate of Incorporation increasing the Company's authorized shares.

         3. Such other business as may properly come before the Special Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         Stockholders of record at the close of business on September 21, 2000 are entitled to notice of, and to vote at, the Special Meeting.

         All stockholders are cordially invited to attend the Special Meeting. Whether or not you contemplate attending the Special Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                           By Order of the Board of Directors


                                           /S/ BRUCE A. MAHON
                                           -------------------------------
                                           Bruce A. Mahon
                                           Chairman of the Board

October 2, 2000

                             ADMIRALTY BANCORP, INC.
                               4400 PGA Boulevard
                        Palm Beach Gardens, Florida 33410

                          -----------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 3, 2000

                          -----------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement and the accompanying Notice of Special Meeting of Stockholders are being furnished to the stockholders of Admiralty Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the special meeting of stockholders of the Company (the "Special Meeting") to be held at the main office of Admiralty Bank, the Company's bank subsidiary (the "Bank"), 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410 on November 3, 2000, at 10:00 a.m. Florida time, and at any adjournments thereof. These proxy materials are first being mailed on or about October 2, 2000, to holders of record on September 21, 2000 (the "Record Date") of shares of the Company's Class A Common Stock, no par value (the "Class A Common Stock") and Class B Common Stock, no par value (the "Class B Common Stock") (the Class A Common Stock and the Class B Common Stock sometimes collectively referred to as the "Common Stock"). Holders of the Class A Common Stock and the Class B Common Stock vote together as a single class.

         A stockholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Special Meeting. The mere presence at the Special Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" approval of each of the proposals presented in this Proxy Statement. As to any other matter of business that may be brought before the Special Meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the person or persons voting the same.

         All expenses of the Company in connection with the solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         Holders of record of the Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Special Meeting. At the close of business on the Record Date, the Company had outstanding 2,801,081 shares of Common Stock. No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters which may come before the Special Meeting.

         The proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, the affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposals 1 and 2. Shares as to which the "ABSTAIN" box has been selected will be counted as present and will therefore have the effect of voting against Proposal 1 and 2. In contrast, broker non-votes will not be counted as present and so will have no effect.

         The Board of Directors knows of no matters, other than those disclosed in the Notice of Special Meeting, to be presented for consideration at the Special Meeting. If, however, any other matters properly come before the Special Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Special Meeting from time to time.

             SUMMARY OF THE PROPOSALS TO BE VOTED ON AT THE MEETING

         As the Company has previously disclosed, the Bank has recently expanded its operations into the Orlando, Florida area. In connection with this expansion, the Bank has hired a significant number of new employees, including several new members of senior management. In addition, the Company expects to undertake a community stock offering to raise additional capital within the Orlando area.

         In keeping with the Company's policy of tying senior executive compensation to the performance of the Company's stock, the Board of Directors wishes to provide for stock options for the newly hired management and employees of the Bank's Orlando operation. The Company does not have any options available under its existing 1998 Management Stock Option Plan, and the Board is therefore proposing that shareholders approve the 2000 Stock Option Plan.

         In addition, on the Record Date the Company has an obligation to issue 1,089,595 shares of its Class B Common Stock pursuant to outstanding Class B Common Stock Purchase Warrants issued as part of the Company's initial capitalization, 372,613 shares issuable upon the exercise outstanding stock options and 361,877 shares issuable upon the conversion of the Company's

Class A common shares. After giving effect to the proposed Orlando community offering, the Company will not have sufficient authorized and unissued shares available to satisfy these requirements. The Board is therefore recommending to the shareholders an amendment to the Company's certificate of incorporation which will increase the number of the Company's authorized but unissued Class B Common Shares. The Board is recommending an increase beyond what is necessary to meet the requirements of the existing and proposed stock option plans, the warrants and the conversion of the Class A shares in order to provide the Company with flexibility going forward in capital transactions. The additional shares will permit the Board to undertake capital transactions without having to obtain specific shareholder approval of additional shares of Class B Common Stock.

         Both of the two proposals recommended by the Board of Directors are described in more detail below.

PROPOSAL 1.       APPROVAL OF THE ADMIRALTY BANCORP, INC.
                  2000 STOCK OPTION PLAN

         The Board of Directors of the Company is presenting for stockholder approval the 2000 Stock Option Plan (the "2000 Option Plan"), which is attached hereto as Exhibit A. The purpose of the 2000 Option Plan is to promote the growth and profitability of the Company and the Bank by providing an incentive in the form of stock options to attract and retain skilled and experienced management personnel (who may be directors, officers or employees), and in particular to help attract the new management and employees required through the Bank's recent expansion into the Orlando area, by encouraging their acquisition of an equity interest in the Company, thereby more fully aligning their interests with those of the stockholders of the Company. The following is a summary of the material terms of the 2000 Option Plan which is qualified in its entirety by the complete provisions of the attached 2000 Option Plan document as Exhibit A.

         The 2000 Option Plan authorizes the granting of incentive stock options ("ISOs") and non-statutory options for a total of 365,000 shares of Class B Common Stock to certain management personnel of the Company, the Bank and any subsidiaries of the Company (including directors who may be officers or employees). Participants in the 2000 Option Plan will be chosen by the Board of Directors of the Company from among the directors, officers and employees of the Company, the Bank and any other subsidiaries the Company or the Bank may acquire or form.

         The exercise price for options granted under the 2000 Option Plan will be determined by the Board of Directors at the time of grant, but may not be less than 100% of the fair market value of the Class B Common Stock on the date of grant.

         The 2000 Option Plan may be amended from time to time by the Board of Directors of the Company. The rights and obligations under any option granted before an amendment shall not be altered or impaired by any such amendment without the written consent of the optionee.

         The options granted under the 2000 Option Plan may either be ISOs (for those participants who meet the requirement of the Internal Revenue Code of 1986, as amended (the "Code")) or non-statutory options. The grant of a non-statutory option which does not have a readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The non-statutory options granted under the 2000 Option Plan should be considered as not having a readily ascertainable fair market value at the time of grant because they are not tradeable on an established market.

         The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount (i) by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock, or (ii) the amount received for such option if it is transferred prior to exercise. Upon exercise of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to the amount paid for the stock plus the amount taxed at exercise and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

         For federal income tax purposes, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to the optionee upon the exercise of the ISO. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

         If shares acquired upon the exercise of an ISO are not disposed of within the two-year period following the date the option is granted and within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option and if at all times during the period beginning on the date of granting of the option and ending on the day three (3) months before the date of such exercise, the recipient of the option was an employee of the Company, the difference between the amount realized on any disposition thereafter and the option price will be treated as a capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite periods described above, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided that the deduction is reasonable and that the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition of the shares over the fair market value of the shares at the time of exercise will be treated as capital gain.

         Pursuant to the terms of the 2000 Option Plan, options are generally not transferable. However, the 2000 Option Plan permits the recipient of a non-statutory option to transfer the option to a member of their immediate family, or to a trust or benefit plan established for the benefit of the recipient or members of their immediate family or pursuant to the laws of descent and distribution.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the 2000 Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2000 OPTION PLAN.

PROPOSAL 2.       APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF
                  THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                  COMMON STOCK

         The Board of Directors has approved and recommends the stockholders adopt an amendment to the Certificate of Incorporation for the Company which would increase the number of authorized shares of Class B Common Stock from 4,000,000 to 7,500,000. The form of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit B. As of the Record Date, the Company has 2,480,581 shares of Class B Common Stock outstanding.

         As previously disclosed, the Company is undertaking a capital offering to obtain needed capital for our planned expansion into the Orlando, Florida area. In addition, as part of our planned expansion, the Company will grant stock options to key employees in our new branches in the Orlando, Florida area. Further, the Company is obligated to issue stock under our existing stock option plans and to permit the conversion of Class A Common Stock into Class B Common Stock. Finally, the Company is also obligated to issue shares of Class B stock upon the exercise of outstanding Class B common stock purchase warrants.

         Unless the number of authorized Class B shares is increased, the Company will not have sufficient authorized and unissued shares to satisfy all of its existing commitments, and to issue new shares as part of the Orlando community offering.

         Increasing the number of authorized and unissued shares could have the unintended consequence of making an acquisition of the Company more difficult. Although the Board of Directors has no current plans to issue additional shares of the Company's capital stock (except as discussed above), increasing the number of authorized but unissued shares could permit the Board to engage in capital transactions without requiring further shareholder approval. It is possible that this ability could reduce the likelihood of an unsolicited offer to acquire the Company. Proposal two is not being recommended by the Board in response to any proposed unsolicited offer for the Company, and the Board is not currently aware of any proposals to acquire the Company.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" adoption of the Certificate of Amendment to the Certificate of Incorporation.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

                                   THE COMPANY

Stock Ownership of Management and Controlling Shareholders

         The following tables set forth, as of July 28, 2000, certain information concerning the ownership of the company's common stock by (i) each person who is known by the company to own beneficially more than five percent (5%) of the issued and outstanding common stock, (ii) each director of the company and each director of the bank, (iii) each named executive officer and
(iv) all directors and officers of the company as a group. Since the Class A Stock and the Class B Stock vote together as a single class, the following table presents the classes together.

                                       Number of Shares of
Name, Age and Position                 Class A and Class B          Percent
With Company                          Beneficially Owned(1)         of Class
----------------------                ---------------------         --------

Bruce A. Mahon, 70(2)                          161,941                5.81
Chairman of the Board

Craig Spencer, 39                              157,888                5.67
Director(3)(4)

Richard Rosa, 49, Director(5)                   66,515                2.39

Mark Wolters, 40, Director(6)                   43,841                1.57

Sidney Hofing, 66, Director(7)                 179,648                6.45

Peter L. A. Pantages, 45, Director(8)           99,077                3.56

Thomas L. Gray, 55, Director(9)                113,219                4.06

Leslie E. Goodman, 57, Director(10)            110,237                3.96

George Zoffinger, 52, Director(11)              60,371                2.17

Ward Kellogg, 41, President(12)                 69,618                2.50

David Dickenson, 58, Director(13)               18,372                *

Thomas Hanford, 61, Director(14)                68,041                2.44

Joseph Veccia, 43, Director(15)                 39,519                1.42

William Berger, 56, Director                     1,129                *

Directors and Executive Officers of
the Company as a Group (17 persons)          1,258,102               45.16

------------
*Less than 1%

(1) The address of all persons is c/o Admiralty Bancorp, Inc., 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

(2) Includes 45,165 shares of Class B Common Stock purchasable upon the exercise of stock options and 30,345 shares of Class B Common Stock purchasable upon the exercise of warrants. Also includes 4,000 shares of Class A Common Stock, 8,162 shares of Class B Common Stock all held by members of Mr. Mahon's family.

(3) Includes 21,312 shares of Class B Common Stock purchasable upon the exercise of stock options.

(4) Includes 80,120 shares of Class B Common Stock held jointly with Mr. Spencer's wife, and 56,456 shares of Class B Common Stock purchasable upon the exercise of warrants held jointly with Mr. Spencer's wife.

(5) Includes 21,312 shares of Class B Common Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Common Stock purchasable upon the exercise of warrants. Also includes 5,000 shares of Class A Common Stock and 2,258 shares of Class B Common Stock and 5,646 shares of Class B Common Stock purchasable upon the exercise of warrants held by Mr. Rosa's self-directed IRA.

(6) Includes 21,312 shares of Class B Common Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Common Stock purchasable upon the exercise of warrants. Also includes 5,592 shares of Class B Common Stock held by Mr. Wolters as custodian for his children.

(7) Includes 50,810 shares of Class B Common Stock purchasable upon the exercise of warrants, and 21,312 shares of Class B Common Stock purchasable upon the exercise of stock options. Of the reported shares, 28,980 shares and 22,582 warrants are held by a limited partnership of which Mr. Hofing is a member. Also includes 3,000 shares of Class B Common Stock held by members of Mr. Hofing's family.

(8) Includes 21,312 shares of Class B Common Stock purchasable upon the exercise of stock options and 30,910 shares of Class B Common Stock purchasable upon the exercise of warrants. Also includes 2,728 shares of Class B Common Stock and 2,258 shares of Class B Common Stock purchasable upon the exercise of warrants held in trust. Also includes 15,201 shares of Class B Common Stock held by members of Mr. Pantages' family.

(9) Includes 21,312 shares of Class B Common Stock purchasable upon the exercise of stock options, 19,195 shares purchasable upon the exercise of warrants and 1,915 shares of Class B Common Stock held in Mr. Gray's self directed IRA.

(10) Includes 21,312 shares of Class B Common Stock purchasable upon the exercise of stock options and 45,164 shares of Class B Common Stock purchasable upon the exercise of warrants.

(11) Includes 21,312 shares of Class B Common Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Common Stock purchasable upon the exercise of warrants. Also includes 6,823 shares and warrants to purchase 5,646 shares of Class B Common Stock held by a limited partnership of which Mr. Zoffinger is a member.

(12) Includes 51,939 shares of Class B Common Stock purchasable upon the exercise of stock options.

(13) Includes 5,646 shares of Class B Common Stock purchasable upon the exercise of stock options and 3,726 shares of Class B Common Stock held by Mr. Dickenson's wife.

(14) Includes shares of Class B Common Stock held as follows: 4,618 shares by an investment partnership of which Mr. Hanford is a member and 5,646 shares by an investment corporation in which Mr. Hanford has a controlling interest and 6,516 held by Mr. Hanford's family.

(15) Includes 5,646 shares of Class B Common Stock purchasable upon the exercise of stock options. Also includes 11,291 shares of Class B Common Stock held by Mr. Veccia's IRA. Also includes 22,582 shares of Class B Common Stock held by a limited partnership in which members of Mr. Veccia's immediate family has a membership interest.

                             EXECUTIVE COMPENSATION

           The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE
                         Cash and Cash Equivalent Forms
                                 of Remuneration

                                                                                        Long-Term Compensation
                                                                                        ----------------------
                                                                                                Awards
                                          Annual Compensation                           ----------------------
                                         ----------------------      Other Annual       Securities Underlying
Name and Principal Position     Year     Salary($)     Bonus($)     Compensation($)        Options/SARs(#)
---------------------------     ----     ---------     --------     ---------------     ----------------------
Ward Kellogg,                   1999      125,000       17,659                (3)              18,066
President                       1998     $ 62,500(1)       -0-                (3)              33,873

William Burke,                  1999      100,000       11,796                (3)               7,904
Chief Operating Officer         1998     $ 50,000(2)   $25,000                (3)              11,291

------------
(1) Mr. Kellogg was hired as President on July 1, 1998 at an annual salary of $125,000.

(2)  Mr. Burke was hired on July 2, 1998 at an annual salary of $100,000.

(3) The company believes the value of these perquisites and other benefits to be less than 10% of the salary and bonus reported in the table above.


Compensation of Directors

         Mr. Bruce A. Mahon, Chairman of the Board of Directors of the Company, receives an annual salary of $75,000. Mr. Mahon is provided with an automobile for business use in connection with his services as Chairman of the Board of Directors and the Company pays all expenses relating to this vehicle. No other directors of the Company receive compensation for their service on the Company's Board or Committees thereof. Directors other than Mr. Kellogg receive $750.00 per regularly scheduled Bank Board of Directors meeting. Bank Board Committee members receive $150.00 per meeting not on Board of Directors meeting day.

         The Company maintains the 1998 Management Stock Option Plan (the "Management Plan") which provides for options to purchase up to 372,613 shares of Class B Common Stock to be issued to officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual participants to whom options are granted under the Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Management Plan and the exercise price therefor which may not be less than 100% of the fair market value of the stock on the date of the grant. For the fiscal year ended December 31, 1999, members of the Board of Directors were granted 85,818 options to purchase Class B Common Stock at exercise prices from $7.59 to $9.30. The exercise prices of all options granted during 1999 were at 100% of fair market value.

Employment Agreements

         Mr. Kellogg serves as President and Chief Executive Officer of the Company and the Bank pursuant to an employment agreement dated July 1, 1998. Pursuant to this employment agreement, Mr. Kellogg initially received an annual salary of $125,000, subject to annual increases. In addition, Mr. Kellogg may receive a cash bonus based upon the Company's return on average assets. Mr. Kellogg's employment agreement has a term of 3 1/2 years. If Mr. Kellogg is terminated other than for cause (as defined in the contract), he is to receive his then current base compensation for the remaining term of the Agreement, or 24-months, whichever is longer. If Mr. Kellogg's employment is terminated following a change in control (as defined in the Agreement) or if he voluntarily terminates his employment following a change in control under certain circumstances, Mr. Kellogg will be entitled to receive his then current base compensation for a period of 24-months.

Management Option Plan

         As disclosed above under the caption "Compensation of Directors", the Company maintains the Management Option Plan. Members of management of the Company are permitted to participate in the Management Option Plan. The following table lists grants of options under the Management Option Plan to the executive officers named in the "Summary Compensation Table" above for 1999 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's Class B Common Stock over the life of the option.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants

                            Number of          % of Total
                           Securities         Options/SARs                                            Present
                           Underlying          Granted to      Exercise or                           Value of
                          Options/SARs        Employees in     Base Price       Expiration           Grant on
       Name                Granted(#)         Fiscal Year       ($/SH)            Date           Grant Date($)(1)
       ----               ------------        -------------    -----------      ----------       ----------------
Ward Kellogg                 5,646                7.3%             9.30          1/31/09             $25,576
                            12,420               16.1%             7.59         10/21/09             $53,033

William Burke                7,904               10.2%             7.59         10/21/09             $33,750

------------
(1) The present value has been estimated using the Black-Scholes option-pricing model using the following assumptions: divided yield of -0-%; expected volatility of 60%, average life of 60 months and a risk free interest rate of 6.04%.

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 1999.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                             YEAR AND FY-END OPTION

                                                 Number of Securities
                  Shares                        Underlying Unexercised       Value of Unexercised
               Acquired on       Value         Options/SARS at FY-End(#)     In-the-Money Options/
    Name       Exercise(#)     Realized($)     Exercisable/Unexercisable       SARS at FY-End($)
    ----       ------------    -----------     -------------------------     ---------------------
Ward Kellogg        0            $  0               39,519/12,420                     (1)
William Burke       0               0               19,195/0                          (1)

------------
(1)  These options were not in the money at year-end.

Certain Transactions with Management

         The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank's Boca Raton, Florida branch and Jupiter, Florida branch are leased from entities owned by certain members of the Company's Board of Directors. The aggregate rental payment due under these two leases is $248,000 per year. The Company believes that these leases represent fair market value, and are comparable to terms which the Bank could have obtained from unaffiliated parties.

         David B. Dickenson is a Director of the Company and a partner with the law firm Dickenson, Murdoch, Rex & Sloan, Chartered. The firm performed loan closings for the Bank during 1999, and continues to perform such services in 2000. The fees related to these closings are paid by the borrower out of the proceeds from the loan closings. The Company made no payments to Dickenson, Murdoch, Rex & Sloan in 1999.

                                  OTHER MATTERS

         The Company has no knowledge of any business other than that described above that will be presented at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 2001 ANNUAL MEETING

         Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 2001 Annual Meeting must do so no later than December 1, 2000.

                                                                       EXHIBIT A

                             ADMIRALTY BANCORP, INC.
                             2000 STOCK OPTION PLAN

                             ADMIRALTY BANCORP, INC.

                             2000 STOCK OPTION PLAN

Section 1.  Purpose

         The Admiralty Bancorp, Inc. 2000 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Admiralty Bancorp, Inc., its subsidiaries (collectively, the "Corporation") and its shareholders by providing management personnel (including directors, officers and employees) of the Corporation and its subsidiaries (including directors who may be officers or employees) with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors, officers and employees and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

Section 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

         "Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "Board" means the Board of Directors of the Corporation.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" means the Class B Common Stock, no par value, of the Corporation.

         "Corporation" means Admiralty Bancorp, Inc. and any present or future subsidiary corporations of Admiralty Bancorp, Inc. (as defined in Section 424 of the Code) or any successor to such corporations.

         "Disability" shall mean with respect to an Officer, a permanent disability which qualifies as total disability under the terms of the Corporation's long-term disability plans and, with respect to a Director, permanent and total disability which if the Director were an employee of the Corporation would be treated as a total disability under the terms of the Corporation's long-term disability plan for employees as in effect from time to time; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code.

         "Fair Market Value" means, with respect to shares of the Common Stock, the fair market value as determined by the Board of Directors in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board may deem relevant, including the book value of the Common Stock and, to the extent that there is a trading market for the Common Stock, the market price.

         "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan, which is intended to meet the requirements of Section 422 of the Code.

         "Non-Employee Director" shall have the meaning ascribed to such term under Securities and Exchange Commission Rule 16b-3(b)(3).

         "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan, which is not intended to be an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Non-Qualified Stock
Option.

         "Participant" means a member of the Board of Directors of the Corporation selected by the Board to receive an Option under the Plan.

         "Plan" means the Admiralty Bancorp, Inc. 2000 Stock Option Plan.

         "Retirement" shall mean with regard to an employee, termination of employment in accordance with the retirement provisions of any retirement or pension plan maintained by the Corporation or any of its subsidiaries. With regard to a Director who is not also an employee, "Retirement" shall mean cessation of service on the Corporation's Board of Directors after age 60 with at least 10 years of service as a member of the Corporation's Board of Directors.

         "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Corporation.

Section 3.  Administration

         (a) The Plan shall be administered by the Board of Directors. Among other things, the Board of Directors shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan.

         (b) Subject to the other provisions of the Plan, the Board of Directors shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (c) The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

Section 4.  Eligibility and Participation

         Members of the Board of Directors, officers and employees of the Corporation shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board of Directors, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to quality as Incentive Stock Options shall be granted only to persons eligible to receive Incentive Stock Options under the Code.

Section 5.  Shares of Stock Available for Options

         (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 365,000, subject to the adjustments as provided in this Section and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) In the event that the Board of Directors determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with respect to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

         (c) Any adjustments under this Section will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. Section 6. Non-Qualified Stock Options

         6.1  Grant of Non-Qualified Stock Options.

         The Board of Directors may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board of Directors may determine, and may grant Non-Qualified Stock Options in exchange for and upon surrender of previously granted Non-Qualified Stock Options under this Plan. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board of Directors on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

         (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall an Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant, except as provided for below. Non-Qualified Stock Options granted hereunder are generally non-transferable, provided, however, that any Non-Qualified Stock Option granted hereunder may be transferred by a Participant to members of the Participant's immediate family, or to any trust or benefit plan established for the benefit of such Participant or immediate family member, or pursuant to the laws of descent and distribution.

         (c) Termination of Service. Except as provided in Sections 6.1(d) and
(e) hereof, unless otherwise determined by the Board of Directors, upon the termination of a Participant's service as a member of the Board of Directors for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the option term of the Non-Qualified Stock Option.

         (d) Exception for Retirement. Notwithstanding the general rule contained in Section 6.1(c) above, all Non-Qualified Stock Options held by a Participant whose service with the Corporation terminates due to Retirement may be exercised for the greater of (i) the remaining term of the option, or (ii) twelve (12) months.

         (e) Termination of Service Upon a Change In Control

         Upon the termination of a Participant's service as an employee, officer or member of the Board of Directors in connection with a change in control of the corporation (as defined below), the Participant's Non-Qualified Stock Options shall be exercisable, regardless of their then remaining term, for the greater of (i) a period of 12-months after the change in control or (ii) their then remaining term. For purposes of this provision, the term "change in control of the Corporation" shall mean a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation, the acquisition of more than 50% of the voting power of the capital stock of the Corporation by any person or group, or any similar transaction in which the Corporation is not the surviving entity.

Section 7.  Incentive Stock Options

         7.1  Grant of Incentive Stock Options.

         The Board of Directors may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

         (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board of Directors. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Stock Options.

         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the

Corporation (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant. Incentive Stock Options granted hereunder are generally non-transferrable; provided, however, that any Incentive Stock Option granted hereunder may be transferred by a Participant only pursuant to the laws of descent and distribution.

         (d) Termination of Employment. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

         Unless otherwise determined by the Board of Directors, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of

Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Exceptions. (i) Notwithstanding the general rule contained in
Section 7.1(d) above, all options held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the greater of
(a) the remaining term of the option or (b) twelve (12) months. Any Incentive Stock Option exercised more than three (3) months after a Participant's Retirement will be treated as a Non-Qualified Stock Option;

                   (ii) Notwithstanding the general rule contained in Section 7.1(d) above, in the event a Participant's employment with the Corporation terminates as a result of a Change in Control of the Corporation (as defined in Section 6.1(e) hereunder), a Participant may continue to exercise any Options then held, regardless of their remaining term, for the greater of (i) a period of 12-months after the date of such Change in Control or (ii) their then remaining term. To the extent that this provision would permit any Incentive Stock Option to be exercised more than three months after a Participant's cessation of employment, such Options shall be treated as a Non-Qualified Stock Option hereunder.

         (f) Compliance with Code. The Options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

Section 8.  Extension

         The Board of Directors may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised.

Section 9.  General Provisions Applicable to Options

         (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board of Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board of Directors need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

         (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Corporation, in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation, the Board of Directors shall provide for any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that such options substituted for Incentive Stock Options shall meet the requirements of the Code for Incentive Stock Options, (ii) upon written notice to the Participants, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

         (d) The Participant shall pay to the Corporation, or make provision satisfactory to the Board of Directors for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant (other than a Participant subject to Section 16 of the "Act" (a "Section 16 Participant"), who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to Section 16 Participants, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Section 16 Participant's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (e) The Board of Directors may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (f) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

                  (i) a transfer to the employment of the Corporation from a subsidiary or from the Corporation to a subsidiary, or from one subsidiary to another, or

                  (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board of Directors otherwise so provides in writing.

Section 10.  Miscellaneous

         (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment with the Corporation or service on the Corporation's Board of Directors. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

         (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

         (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

         (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

         (e) No member of the Board of Directors shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board of Directors be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

         (f) The Plan shall be effective on November 6, 2000.

         (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

         (h) Options may not be granted under the Plan after November 5, 2010, but then outstanding Options may extend beyond such date.

         (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Delaware.

                                                                       EXHIBIT B

          CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

                            Certificate of Amendment
                       to the Certificate of Incorporation
                                       of
                             Admiralty Bancorp, Inc.

         Admiralty Bancorp, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed Amendment to the Certificate of Incorporation of the Corporation, declaring said Amendment to be advisable and calling for consideration thereof at a Special Meeting of the Shareholders of the Corporation. The resolution setting forth the proposed Amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of the Corporation be amended as follows:

                  By striking out the whole of Article FOURTH as it exists now and inserting in lieu and instead thereof a new Article Fourth reading as follows:

         FOURTH: (A) The total authorized capital stock of the Corporation shall be 10,500,000 shares, consisting of 8,500,000 shares of Common Stock and 2,000,000 shares of Preferred Stock which may be issued in one or more classes or series. The shares of Common Stock and the shares of Preferred Stock of each class or series shall be without nominal or par value, except that the amendment authorizing the initial issuance of any class or series of Preferred Stock, adopted by the Board of Directors as provided herein, may provide that shares of any class or series shall have a specified par value per share, in which event all of the shares of such class or series shall have the par value per share so specified.

                           (B) There is hereby established a class of equity
                  interests which shall be named "Common Stock, Class A Common" which shall consist of 1,000,000 shares, without par value (the "Class A Common Stock"). The Class A Common Stock shall possess all such rights and privileges as are afforded to capital stock by law and shall also possess the following rights, privileges and limitations:

                           (1)       Dividends:

                                    (a) The holder of each share of Class A
                           Common Stock shall be entitled to receive out of any funds legally available therefor, when and as declared by the Board of Directors, preferential dividends thereon at the annual rate of ten percent (10%) per annum based upon a $10.00 per share stated value, and no more, payable semi-annually on June 30 and December 31 or on such other date or dates as may be determined by the Board of Directors. Those dividends shall be non-cumulative and may be paid either in cash or in shares of the Company's Class B Common Stock, at the discretion of the Company's Board of Directors. The Board of Directors shall determine the form of payment of any dividend no later than 10 days prior to the record date established for such dividend.

                                    (b) No dividends shall be declared or paid
                           or set apart for payment on the Company's Class B Common Stock (described below) for any period unless the most recently required dividend is paid on the Class A Common Stock. Holders of shares of the Class A Common Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the non-cumulative dividends, as herein provided, on the Class A Common Stock, unless specially declared by the Board of Directors.

                           (2)      Voting Rights.

                                    Holders of Class A Common Stock shall have
                           the right to vote at any meeting of stockholders or otherwise and shall be entitled to notice of any such meeting. Each share of Class A Common Stock is entitled to one vote per share, and unless otherwise required by law, the Class A Common Stock will vote with the Class B Common Stock together as a single class.

                           (3)      Conversion Rights.

                                    (a) Voluntary Conversion. Each share of
                           Class A Common Stock is convertible, at the option of the holder, into one share of Class B Common Stock, at any time or from time to time.

                                    (b) Involuntary Conversion. In addition to
                           the foregoing voluntary conversion rights, Company has the right to require a holder of Class A Common Stock to convert the Class A Common Stock into Class B Common

                           Stock, at the rate of one share of Class B Common Stock for each share of Class A Common Stock held, in the event that the Class B Common Stock trades at $15.00 or higher and does not trade below $15.00 for the next 20 consecutive trading days. Upon the end of such 20 consecutive trading day period, Company may issue a notice of mandatory conversion requiring the conversion of shares of the Class A Common Stock to Class B Common Stock within 20 days.

                           The conversion rate set forth in (a) and (b) above is
                  subject to adjustment in the event of payment of certain stock dividends, stock split-ups or combinations or other similar recapitalizations, to ensure that a holder of the Class A Common Stock does not have his interests in the Company diluted through such transaction. No adjustment in the conversion rate is required unless it would result in at least a 1% increase or decrease in that rate; however, any adjustment not made is carried forward.

                           (C) There is hereby established a class of equity
                  interests which shall be named "Common Stock, Class B Common" which shall consist of 7,500,000 shares, without par value (the "Class B Common Stock"). The Class B Common Stock shall possess all such rights and privileges as are afforded to capital stock by law. With regard to any items upon which the Class B Common Stock shall be required or entitled to vote, the Class B Common Stock shall vote together with the Class A Common Stock as a single class, except as otherwise required by law.

                           (D) The Board of Directors of the Corporation is
                  expressly authorized from time to time to adopt and to cause to be executed and filed without further approval of the shareholders, amendments to this Certificate of Incorporation authorizing the issuance of one or more classes or series of Preferred Stock for such consideration as the Board of Directors may fix. In an amendment authorizing any class or series of Preferred Stock, the Board of Directors is expressly authorized to determine:

                                    (1) The distinctive designation of the class
                           or series and the number of shares which will constitute the class or series, which number may be increased or decreased (but not below the number of shares then outstanding in that class or above the total shares authorized herein) from time to time by action of the Board of Directors;

                                    (2) The dividend rate of the class or
                           series, whether dividends will be cumulative, and, if so, from what date or dates;

                                    (3) The price or prices at which, and the
                           terms and conditions on which, the shares of the class or series may be redeemed at the option of the Corporation;

                                    (4) Whether or not the shares of the class
                           or series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

                                    (5) Whether or not the shares of the class
                           or series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                                    (6) The rights of the shares of the class or
                           series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                                    (7) Whether or not the shares of the class
                           or series will have priority over, parity with, or be junior to the shares of any other class or series in any respect, whether or not the shares of the class or series will be entitled to the benefit of limitations restricting the issuance of shares of any other class or series having priority over or on parity with the shares of such class or series and whether or not the shares of the class or series are entitled to restrictions on the payment of dividends on, the making of other distributions in respect of, and the purchase or redemption of shares of any other class or series of Preferred Stock and/or Common Stock ranking junior to the shares of the class or series;

                                    (8) Whether the class or series will have
                           voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights; and

                                    (9) Any other preferences, qualifications,
                           privileges, options and other relative or special rights and limitations of that class or series.

         SECOND: That at a meeting of the Board of Directors of Admiralty Bancorp, Inc. resolutions were duly adopted setting forth a proposed Certificate of Amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof.

         THIRD: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment to the Certificate of Incorporation.

         FOURTH: That said Certificate of Amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Admiralty Bancorp, Inc. has caused this certificate to be signed in its name by its President this ____ day of _________, 2000 and the statements contained therein are affirmed as true under penalties of perjury.

                             Admiralty Bancorp, Inc.

                           By:
                              ----------------------------
                             Ward Kellogg, President